UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2018

AMMO, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7681 East Gray Road,

Scottsdale, Arizona 85260

(Address of principal executive offices)

480-947-0001

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

AMMO, INC.

Form 8-K

Current Report

ITEM 2.01. Completion of Acquisition or Disposition of Assets

On October 10, 2018, Ammo, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose that it completed its acquisition of SW Kenetics Inc. (“SWK”) on October 5, 2018. This Current Report on Form 8-K/A amends Item 9.01(b) of the Initial Form 8-K to include the Unaudited Pro Forma Combined and Condensed Financial Information, which is permitted to be file by amendment not later than 71 calendar days after the day the Initial Form 8-K was filed. There were no other changes made to the Initial Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The unaudited balance sheet of SW Kenetics Inc. as of October 3, 2018 (note SWK was formed on September 2, 2018).

(b) Pro Forma Financial Information

The unaudited pro forma combined and condensed balance sheet of Ammo, Inc. as of September 30, 2018, and the unaudited pro forma combined and condensed statement of operations for the three months ended March 31, 2018, and for the six months ended September 31, 2018.

(d) Exhibits

Exhibit Number	Description	Filed
2.1	Agreement and Plan of Merger with SW Kenetics Inc.	Filed with Form 8-K Report on October 5, 2018
99.1	The unaudited balance sheet of SW Kenetics Inc. as of October 3, 2018.	Filed with Form 8-K Report on October 10, 2018
99.2	The unaudited pro forma condensed combined financial statements	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2018	AMMO, INC.

	By:	/s/ Fred W. Wagenhals
Fred W. Wagenhals
Chief Executive Officer